Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard S. Swartz, Jr., Chief Executive Officer and President of MYR Group Inc. (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Annual Report on Form 10-K for the year ended December 31, 2017 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2018	/s/ RICHARD S. SWARTZ, JR. Chief Executive Officer and President